SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                               August 3, 1998
                     (Date of earliest event reported)


                            Stratus Computer, Inc.
           (Exact name of Registrant as specified in its charter)


  Massachusetts                  0-12064                   04-2697554
  (State of                (Commission File No.)         (IRS Employer
  Incorporation)                                       Identification No.)


          55 Fairbanks Boulevard, Marlborough, Massachusetts 01752 (Address of principal executive offices, including zip code)


                              (508) 460-2000
            (Registrant's telephone number, including area code)


                                    N/A
       (Former name or former address, if changed since last report)




 ITEM 5.  OTHER EVENTS.

      Stratus Computer, Inc., a Massachusetts corporation ("Stratus"), Ascend Communications, Inc., a Delaware corporation ("Ascend"), and Wildcard Merger Corporation, a Delaware corporation, have entered into an Agreement and Plan of Merger dated as of August 3, 1998 (the "Merger Agreement"). The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

           In connection with the execution of the Merger Agreement, Stratus and BankBoston, N.A. entered into an Amendment to Rights Agreement (the "Amendment") dated as of August 3, 1998, amending the Rights Agreement between Stratus and The First National Bank of Boston, as Rights Agent, dated as of December 4, 1990. The Amendment is filed herewith as Exhibit
 4.1 and is incorporated herein by reference.

           Stratus and Ascend have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

 Item 7.   Financial Statement, Pro Forma Financial Information and
           Exhibits.

 (c)       Exhibits.

 Exhibit No.              Description

   2.1 Agreement and Plan of Merger, dated as of August 3, 1998, by and among Stratus Computer, Inc., Ascend Communications, Inc. and Wildcard Merger Corporation.

   4.1 Amendment to Rights Agreement, dated as of August 3, 1998, by and between Stratus and BankBoston, N.A.

   99.1         Press Release issued by Stratus and Ascend dated August 3,
                1998.



                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRATUS COMPUTER, INC.


                               By: /s/ Maurice L. Castonguay
                                  ---------------------------
                                   Maurice L. Castonguay
                                   Chief Financial Officer


 Dated:  August 5, 1998




                               EXHIBIT INDEX

 Exhibit No.             Description

  2.1 Agreement and Plan of Merger, dated as of August 3, 1998 by and among Stratus Computer, Inc., Ascend Communications, Inc. and Wildcard Merger Corporation.

  4.1 Amendment to Rights Agreement, dated as of August 3, 1998, by and between Stratus and BankBoston, N.A.

  99.1 Press Release issued by Stratus Computer, Inc. and Ascend Communications, Inc. dated August 3, 1998.